EXHIBIT 10.1

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on January 26, 2002.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                  DYNAGEN, INC.

FOR VALUE RECEIVED, DYNAGEN, INC., a Delaware corporation (the "Company"), hereby certifies that Zinga Investment Ltd., or its permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on January 26, 1999 and prior to 5:00 P.M., Eastern Standard Time, on January 26, 2002, a total of Five Hundred Thousand (500,000) fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $0.05 per share. (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Exercise Price", (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant" and (vi) the holder of this Warrant is referred to as the "Holder".) The Exercise Price is subject to adjustment as hereinafter provided.

         1.       Exercise of Warrant.

         (a) Exercise. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on January 26, 1999 and prior to 5:00 P.M., Eastern Standard Time on January 26, 2002, by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this

Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled if this Warrant is exercised in whole and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant. In lieu of any fractional share of the Common Stock which would otherwise be issuable in respect to the exercise of the Warrant, the Company at its option may (a) pay in cash an amount equal to the product of (i) the daily mean average of the Closing Price of a share of Common Stock on the ten consecutive trading days before the Conversion Date and
(ii) such fraction of a share or (b) issue an additional share of Common Stock.

         Upon exercise of the Warrant, the Company shall issue and deliver to the Holder certificates for the Common Stock issuable upon such exercise within ten business days after such exercise and the person exercising shall be deemed to be the holder of record of the Common Stock issuable upon such exercise.

         No warrant granted herein shall be exercisable after 5:00 p.m. Eastern Standard Time on the second anniversary of the date of issuance.

         (b) Net Issuance. Notwithstanding anything to the contrary contained in Subsection 1(a) hereof, in the case of any exercise on or prior to January 26, 2002 the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election (with the form at the end hereof duly executed), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X= Y (A-B)
                     -------
                        A

         Where:            X =  the number of shares of Common Stock to be
                                issued to the Holder

                           Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                           A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this warrant

                           B =  the Exercise Price

         (c) Certain Adjustments

         The Exercise Price and the number of Warrant Shares shall be equitably adjusted from time to time to account for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events.

         2. Reservation of Warrant Shares. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and reserved, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of the Common Stock as from time to time shall be issuable upon the exercise of this Warrant.

         3. Fully Paid Stock: Taxes. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes that may be payable in respect of the issue of any Warrant Share or certificate therefor.

         4.       Transfer.

                  (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer this Warrant or any of the Warrant Shares issued, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a registration statement in which is included a prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.

                  (b) Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

                  (c) Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 4, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this warrant, (b) any transfer of the Warrant or any of the Warrant Shares in violation of the Securities Act, the Exchange Act or the rules and regulations promulgated under either of such acts, (c) any transfer of the Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

                  (d) Transfer. Except as restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant to the Company or, if the Company so instructs the Holder in writing, at the office of its stock transfer agent, if any, with assignment documentation duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Warrant in any way contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

                  (e) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Massachusetts law:

         "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         5. Loss, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of an unsecured indemnity from the Holder reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of the Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

         6. Registration Rights. The Holder shall have the right to have the Warrant Shares included for sale on a registration statement filed by the Company that covers shares of common stock held by stockholders of the Company, except a registration statement filed on Form S-4 and Form S-8 or their successor forms or any other form which does not permit registration of Warrant Shares (an "Eligible Registration Statement"), all at the Company's cost and expense (except commissions or discounts and fees of the Holder's own professionals, if any). The Company shall file an Eligible Registration Statement as promptly as practicable after the filing of its Annual Report on Form 10-K for the year ended December 31, 1998 which shall include the Warrant Shares and shall thereafter use its best efforts to cause the same to be declared effective as promptly as practicable, and in any event shall use its best efforts to cause the same to be declared effective within six months after the date hereof and to remain effective for a period ending one year from the effective date. The Company shall have no obligation to include any Warrant Shares in any subsequent registration statement if, at the time of filing such subsequent registration statement, such Warrant Shares could then be sold under
144. The Warrant Shares need not be issued and outstanding to be included on any registration statement filed under this Section 6.

         In the event any Warrant Shares are included in a registration statement, then without limiting any other provision of this Warrant:

         (a) to the extent permitted by law, the Company will indemnify and hold harmless the Holder against any losses, claims, damages or liabilities, joint or several, to which the Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, provided, however, that such indemnity obligation shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration in reliance upon and in conformity with written information furnished in connection with such registration by or on behalf of the Holder.

         (b) to the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement in reliance upon and in conformity with written information furnished by the Holder in connection with such registration statement; provided, however, that such indemnity obligation shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed) and provided further that the Holder shall have any liability under this Section 6 in excess of the dollar amount received by the Holder from the sale of the Warrant Shares.

         Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 6.

         7. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         8. Communication. No notice or other communication under this Warrant shall be effective unless the same is in writing and is mailed by certified mail, return receipt requested, or sent by facsimile, addressed to:

                  (a) the Company at 840 Memorial Drive, Cambridge, Massachusetts 02139, or such other address as the Company has designated in writing to the Holder, with a copy to David A. Broadwin, Esq., Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, or

                  (b) the Holder at P.O. Box 172461, Hialeah, FL 33017, or such other address as the Holder has designated in writing to the Company.

         Any notice given hereunder shall be effective upon the earlier of (i) receipt, or (ii) a date three days from the date of mailing.

         9. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof

         10. Applicable Law. This Warrant shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, DYNAGEN, INC. has caused this Warrant to be signed by its Executive Vice President and its corporate seal to be hereunto affixed and attested by its Secretary this 26th day of January, 1999.



ATTEST:                                 DYNAGEN, INC.


:                                       By:
-----------------------------               -----------------------------
                                            Dhananjay Wadekar
                                            Executive Vice President

[Corporate Seal]

                                  SUBSCRIPTION

         The undersigned, _______________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of ________ shares of the Common Stock of DYNAGEN, INC. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:____________________________  Signature:_________________________________

Address:__________________________

        __________________________

        __________________________


                                   ASSIGNMENT

         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ______________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of DYNAGEN, INC..

Dated:____________________________  Signature:_________________________________

Address:__________________________

        __________________________

        __________________________



                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ___________________________ the right to purchase _________
shares of the Common Stock of DYNAGEN, INC. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________________, attorney, to transfer that part of said Warrant on the books of DYNAGEN, INC.

Dated:____________________________  Signature:_________________________________

Address:__________________________

        __________________________

        __________________________

                              NET ISSUANCE ELECTION

         The undersigned, _______________________________, pursuant to the provisions of the foregoing Warrant, hereby tenders the right to purchase _____ shares of the Common Stock of DYNAGEN, INC., and a proportionate part of said Warrant and the rights evidenced thereby, in exchange for a number of shares of said Common Stock to be computed in accordance with the provisions of Section 1
(b) of said Warrant.

Dated:____________________________  Signature:_________________________________

Address:__________________________

        __________________________

        __________________________